UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019

    First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

    South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

   (803) 951-2265

(Registrant's Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2019, the Board of Directors of First Community Corporation (the “Corporation”) approved the Amended and Restated Bylaws attached hereto as Exhibit 3.1. The Amended and Restated Bylaws became effective upon the Board’s approval, and included:

•	an amendment to Article 2, Section 6. Vote; Withdrawal of Quorum, in order to mirror the South Carolina Business Corporation Act of 1988 and to provide clarity as to the Corporation’s voting standard; and
•	an amendment to Article 2, by adding in Section 10. Conduct, Adjournment, and Postponement of Meetings related to the conduct, adjournment and postponement of shareholders’ meetings.

Article 2, Section 6. Vote; Withdrawal of Quorum, was amended and restated to read as follows: Except in regards to the election of directors, when a quorum is present at a meeting, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the question is one on which, by express provision of the statutes, the Articles or these Bylaws, a higher vote is required in which case the express provision shall govern. Directors shall be elected by a plurality vote of the shareholders. The shareholders present at a duly constituted meeting may continue to transact business until adjournment, despite the withdrawal of enough shareholders to leave less than a quorum.

Article 2, Section 10, Conduct, Adjournment, and Postponement of Meetings was added to provide that (a) the chairman of the board shall preside over all shareholders’ meeting, and in his absence, the chief executive officer, or in the case of both of their absences, by another director designated by the board, (b) the presiding officer will determine all questions of order or procedure relating to the meeting and may adjourn or postpone a meeting of shareholders regardless of whether a quorum is present, and (c) any previously scheduled shareholders’ meeting may be postponed by resolution of the board upon public notice given prior to the time previously scheduled for such shareholders’ meeting.

The foregoing description of the change made to the Corporation’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws of the Corporation, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibit

3.1	Amended and Restated Bylaws, adopted May 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ Joseph G. Sawyer
Name:	Joseph G. Sawyer
Title:	Chief Financial Officer

Dated: May 21, 2019